RESEARCH AND DEVELOPMENT AGREEMENT

between the     Eurobiotech Inc.
                712 Fifth Avenue
                New York
                NY 10019
                USA
                                   - hereafter called "The Sponsor"

and the         Forschungsgesellschaft fur Biomedizinische Technike e. v.
                - Helmholtz-Institut -

                Pauwelsstrasse 20
                D-52074 Aachen
                German
                                   - hereafter called "the Sponsored Party"


                                      ss. 1
                             Subject of the contract

The subject of this contract is the execution of a research and development plan entitled:

                      "Development of procedures and
                    technologies for the cryopreservation of
                                blood components"

The working plan (appendix 1), which has been jointly drawn up, is an integral part of this contract.


                                          ss. 2
                             Financial contributions

To balance the expenditure, the Sponsor makes a financial contribution amounting to a total of

                                            DM 1.662.600,00
plus the legal rate of Value Added Tax      DM   249.399,00 (currently 15%)
                                            ---------------
                                            DM 1.912.059,00
                                            ===============

the funds shall be paid according to the following schedule:

        DM 318.728,25        on execution date

        DM 144.848,25        quarterly in advance as requested in writing by the
                             Sponsored Party

The payment is made to the Helmholtz-Institute, account No. 420 31 625 at the sparkasse Aachen, bank sorting code (Biz.): 390 500 00.

The funds are used in accordance with the legal provisions governing the budget of the State of North Rhine-Westphalia.

Any necessary travel exceeding the foreseen shall be stipulated by the project manager (Professor Rau), it shall take place after consultation with the Sponsor and the necessary costs shall be directly reimbursed by the Sponsor according to the provisions of the State Law governing travel expenses, in addition to the above-mentioned costs.

                                          ss. 3
                         Publication and Confidentiality

1. The Sponsored Party undertakes to treat as confidential in all internal information which is made available to it in the course of carrying out the research and development plan.

2. The Sponsored Party is, however, entitled to publish, in neutral form, research findings which emerge during the work on this research and development plan. Also covered by the publication right is the use of findings in study-, diploma- and PhD-theses. The Sponsored Party is obliged to ensure that its claim on patent rights are not impaired by those theses.

jects to the intended publication within a 6 week period, the relevant portions of the publication shall be deleted or modified in mutual consent.


                                      ss. 4
                                    Liability

The Sponsored Party is liable only within the framework of ss. 831 BGB (Code of Civil Law) for deliberate and grossly negligent actions of its employees. The liability shall be limited, for proven damages, to 30% of the financial contribution. No liability shall be assumed for losses resulting from faults or for whatsoever follow-up damages.

Sponsor shall defend, indemnify, and hold harmless in any respect, the Sponsored Party and its director, officers, agents and employees from and against all claims relating to liability risks resulting from the application of the results under this contract.

                                      ss. 5
                           Submission of the findings

The findings shall be summarized semi-annually and passed on in writing by the Sponsored Party to the Sponsor and, where relevant, verbally explained.

The findings of the research and development plan are available to the Sponsor continuously and without limitation on request. The contractual partners shall - if necessary - maintain an intensive exchange of opinions during the execution of the work.

                                      ss. 6
                                  Patent rights

In so far as patentable inventions and new non patentable discoveries (secret know-how) are obtained in the context of this research and development contract the Sponsor must be notified of these in writing. If the Sponsor declares its interest in their economic use within 8 weeks of receipt of this notification by the Sponsored Party, they shall be covered as contractual patent rights and contractual know-how in a license contract which has to be established between the partners. The Sponsor shall have the right of first refusal to obtain a exclusive, worldwide license to make, use and/or sell these results.

In this case, Sponsor covers the resulting financial obligations which are to be fulfilled against the employees of the Sponsored Party according to the Employee Investors Law.

The Sponsored Party shall have an unlimited and royalty-free license of all rights and inventions under this contract to use it for own research purposes.

                                     ss. 7
                              Term of the contract

The term of the research and development contract is 36 months and begins on the date of signature of the contract.

                                      ss. 8
                                   Termination

If the research and development contract is terminated by the Sponsor during the term of the contract, the obligations already entered into by the Sponsored Party shall still be assumed.

After year one the Sponsor has the option to terminate the contract at the end of the year one by a two-month advance notice. In this case, the obligation of the Sponsor includes the continuation payment of the three full-time research engineers until the end of the 24 months duration.

Sponsored Party may terminate the agreement if payment is delayed more than one month after request.

If the contract is terminated during 3 year's term all rights and results covered by this agreement will be transferred back to the Sponsored Party at the expenses of Sponsor.

                                      ss. 9
                           Amendments to this contract

Amendments and riders to this research and development contract must be set out in writing.

                                     ss. 10
                      Place of fulfillment and court jurisdiction

The place of fulfillment and court of jurisdiction is Aachen.

In witness whereof, the parties have executed this contract.


By: /s/ CB WOOD                         Date:   18-8-97
    ------------------------------
    Its: Dr. Christopher Wood:           will be transferred to Eurobiotech GmbH
         President and CEO of            (in foundation) in charge of
         Eurobiotech Inc.

Forschungsgesellschaft fur
Biomedizinische Technike e. v.
- Helmholtz-Institut -


By: /s/ JURGEN KESSLER                 Date:   18-8-97
    ------------------------------
         J. Kefbler
    Its: Chairman of the Board and
         Chancellor of the Aachen
         University of Technology

Research and Development Project:

                    "DEVELOPMENT OF PROCEDURES AND TECHNOLOGIES FOR
                       THE CRYOPRESERVATION OF BLOOD COMPONENTS"

1. PERSONNEL COSTS

Three areas to be addressed:

      (1) Cooling/freezing procedure and devices (freezing container, blood bag)

            Personnel:    1 research assistant      }DM 120.000/a
                          1 student assistant

      (2) Definition of the process and design, integration into the overall system

            Personnel:    1 research assistant      }DM 120.000/a
                          1 student assistant

      (3)   Optimization and definition of the thawing and washing procedure

            Personnel:    1 research assistant      }DM 120.000/a
                          1 student assistant

Support for (1) to (3) by medical/technical ass.     DM     50.000/a
                                                     ---------------

Personnel costs:                                     DM    410.000/a
--------------------------------------------------------------------

2. EQUIPMENT

Dewar                                                DM  40.000
Photometer                                           DM  20.000
Bag Welding                                          DM  15.000
HPLC                                                 DM  30.000
2 PC-data acquisition stations                       DM  35.000
                                                     ----------
                                                     DM 140.000

3. SUPPLIES

Donor compensation                                   DM  5.000/a
Blood bags                                           DM  6.000/a
Solutions                                            DM  6.000/a
Chemicals                                            DM  6.000/a
Viability Assays                                     DM  5.000/a
LN2                                                  DM  5.000/a

-Mech. parts + workshop                              DM 10.000/a
  (container, set-ups)

-Software licenses                                   DM  5.000/a

-Photo, stationary, laser prints                     DM  5.000/a

-Outsourcing (EM), Pathology                         DM  3.500/a

                                                     DM 56.500/a

In addition, an 8% overhead plus 15% VAT is to be charged.

4. EXTERNAL SERVICE

Freezing bag development (cost estimate)             DM 300.000
(production, approval, quality assurance)

                             FIRST AMENDMENT TO R&D

                                    AGREEMENT

                                     BETWEEN

                               HELMHOLTS INSTITUT
                               OF AACHEN, GERMANY

                                       AND

                             EUROBIOTECH GROUP, INC.
                             A DELAWARE CORPORATION

                                JANUARY 19, 1998

WHEREAS, an agreement was entered into as of August 18, 1997, by and between the Forschungsgesellschaft fur Biomedizinische Technike e. v. - Helmholtz-Institut - ("Helmholtz") and Eurobiotech Group, Inc., a Delaware corporation
("Eurobiotech").

WHEREAS, the parties to the agreement desire to extend the execution date for payments due under this agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, and for other good and valuable consideration, the receipt and efficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. Section 2 - Financial contributions - is hereby amended to delete the phrase "on execution date" and in its place inserting the phrase "on or before March 1, 1998".

        2. Except as otherwise amended hereby, the Agreement shall remain in full force and effect.

        3. This amendment may be executed in multiple counterparts, each of which will be deemed to be an original, and all such counterparts will constitute but one instrument.

IN WITNESS WHEREOF, the individuals signing below on behalf of the Helmholtz and Eurobiotech are signing in the capacities below as of the date first above written:


                                          HELMHOLTZ-INSTITUT


                                          By: /s/  Signature
                                              ---------------------------------
                                              Position:



                                          EUROBIOTECH GROUP, INC.


                                          By: /s/ CB WOOD
                                              ---------------------------------
                                              Dr. CB Wood
                                              President and CEO